Exhibit 10.28

Amendment and Release Agreement

Burns, Philp & Company Limited
ABN 65 000 000 359

Each entity listed in schedule 1

and

Credit Suisse First Boston, Sydney Branch (previously known as Credit Suisse
First Boston, Melbourne Branch)
ABN 17 061 700 712

Freehills

MLC Centre Martin Place Sydney New South Wales 2000 Australia
Telephone +61 2 9225 5000 Facsimile +61 9322 4000
www.freehills.com DX 361 Sydney

SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY SINGAPORE

Correspondent Offices JAKARTA KUALA LUMPUR

Reference JP:ML:APJ:36D

Amending Agreement

This amendment and release agreement

is made on        2004 between the following parties:

1.	Burns, Philp & Company Limited
ABN 65 000 000 359
of Level 23, 56 Pitt Street, Sydney, New South Wales, 2000
(Parent)

2.	Each entity listed in schedule 1
(each an Initial Borrower)

3.	Credit Suisse First Boston, Sydney Branch (previously known as Credit Suisse First Boston, Melbourne Branch)
ABN 17 061 700 712
c/o Level 27, 101 Collins Street, Melbourne, Victoria, 3000
on behalf of itself and each Subscriber
(Facility Agent)

Recitals

A The Parent, the Initial Borrowers, the Facility Agent and others executed the Principal Agreement.

B The parties wish to amend the Principal Agreement in the manner set out in this agreement.

The parties agree

that in consideration of, among other things, the mutual promises contained in this agreement and the payment by the Parent and the Initial Borrowers to the Facility Agent of $10 (receipt of which is hereby acknowledged by the Facility Agent):

1 Definitions and interpretation

1.1	Definitions

The following definitions apply in this agreement:

BPD means Burns Philp Deutschland GmbH (Reg No. HRB 65911);

BPF means Burns Philp Food Limited;

Deed Poll of Release means a deed poll in, or substantially in, the form of Annexure A to be executed by the Security Trustee and the Co-Trustee in favour of BPD or BPF (or both, and with or without others) in relation to the Security Documents (as defined therein);

Effective Date means the date of this agreement;

Principal Agreement means each of the following:

(a)	the Revolving Facility Agreement;

(b)	the Term A Facility Agreement; and

(c)	the TLA Senior Funding Agreement;

Revolving Facility Agreement means the Revolving Facility Agreement dated 16 January 2003 between the Parent, the Initial Borrowers, the Facility Agent and the financial institutions listed in schedule 2 to that document as amended and restated as at 21 February 2003 and 18 August 2003;

Security Documents has the same meaning as defined in the Deed Poll of Release;

Term A Facility Agreement means the Term A Facility Agreement dated 16 January 2003 between the Parent, the Initial Borrowers, the Facility Agent and the financial institutions listed in schedule 2 to that document as amended and restated as at 21 February 2003 and 18 August 2003; and

TLA Senior Funding Agreement means the TLA Senior Funding Agreement dated 16 January 2003 between the Parent, the Initial Borrowers, the Facility Agent and others as amended and restated as at 21 February 2003, 4 March 2003, 18 August 2003 and 3 February 2004.

1.2	Interpretation

(a)	Clause 1.2 to 1.6 of the TLA Senior Funding Agreement apply to this agreement.

(b)	In this agreement, a word or phrase defined in the TLA Senior Funding Agreement has the same meaning as in the TLA Senior Funding Agreement.

2 Amendments to Principal Agreements

2.1	Amendment to Revolving Facility Agreement

(a)	Clause 8 of the Revolving Facility Agreement is amended by inserting in paragraph (e) after the words “Revolving Debenture” the words “(other than a Revolving Debenture issued by Burns Philp Deutschland GmbH or Burns Philp Food Limited)”.

(b)	The amendment in clause 2.1(a) takes effect on and from the Effective Date.

2.2	Amendment to Term A Facility Agreement

(a)	Clause 9 of the Term A Facility Agreement is amended by inserting in paragraph (e) after the words “Term Debenture” the words “(other than a Term Debenture issued by Burns Philp Deutschland GmbH or Burns Philp Food Limited)”.

(b)	The amendment in clause 2.2(a) takes effect on and from the Effective Date.

2.3	Amendment to TLA Senior Funding Agreement

(a)	Clause 7.1(a) of the TLA Senior Funding Agreement is amended by deleting in paragraph (ii) after the semi-colon the word “or” and inserting in each of paragraphs (i) and (ii) after the semi-colon the word “and”.

(b)	The amendments in clause 2.3(a) take effect on and from the Effective Date.

2.4	Amendment not to affect validity, rights, obligations

(a)	The amendments to the Principal Agreements do not affect the validity or enforceability of the Principal Agreements.

(b)	Nothing in this clause 2:

(1)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Principal Agreements before the Effective Date; or

(2)	discharges, releases or otherwise affects any liability or obligation arising under the Principal Agreements before the Effective Date.

2.5	Confirmation

(a)	Each party is bound by the Principal Agreements as amended by this agreement.

(b)	Each party confirms that, other than as provided for in clauses 2.1 to 2.3, the Principal Agreements remain in full force and effect.

2.6	Acknowledgement

Each party acknowledges that this agreement is issued in accordance with the Principal Agreements and is a New Transaction Document.

3 Release of BPD and BPF

(a)	BPD will cease to be a Borrower under, or a party to, may cancel and redeem all Revolving Debentures and Term Debentures issued by it under, and will be released from all of its obligations under, the Principal Agreements and each other Transaction Document (subject to paragraph (c)) upon BPD having repaid all outstanding Funding Portions owing by it to the Subscribers and all accrued interest on those Funding Portions.

(b)	BPF will cease to be a Borrower under, or a party to, may cancel and redeem all Revolving Debentures and Term Debentures issued by it under, and will be released from all of its obligations under, the Principal Agreements and each other Transaction Document (subject to paragraph (c)) upon BPF having repaid all outstanding Funding Portions owing by it to the Subscribers and all accrued interest on those Funding Portions.

(c)	Neither BPD nor BPF will be released from their obligations under the Security Documents until the execution by the Security Trustee and the Co-Trustee of a Deed Poll of Release in its favour.

4 General

4.1	Principal Agreement

Clause 16 (“Notices”), clause 17 (“Amendments and Waivers”) and clause 18 (“General”) of the TLA Senior Funding Agreement apply mutatis mutandis to this agreement as if they were fully set out in this agreement.

4.2	Governing law and jurisdiction

(a)	This agreement is governed by the laws of New South Wales.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

4.3	Further action

Each party agrees to do all things and execute all further documents necessary to give full effect to this agreement.

4.4	Counterparts

(a)	This agreement may be executed in any number of counterparts.

(b)	All counterparts, taken together, constitute 1 instrument.

(c)	A party may execute this agreement by signing any counterpart.

Schedule 1 – Initial Borrowers

Jurisdiction of
Name of Borrower	Address	Incorporation
Burns Philp Treasury (Australia)	Level 23	Australia
Limited	56 Pitt Street
ACN 003 731 986	SYDNEY NSW 2000
AUSTRALIA

Burns Philp Inc.	c/- The Corporation Trust Company	USA
(Fed ID #22-272392)	County of New Castle
1209 Orange Street
WILMINGTON DE 19801
UNITED STATES OF AMERICA

Burns Philp (New Zealand)	54 Ponsonby Road	New Zealand
Limited	Auckland
(AK 112484)	NEW ZEALAND

Burns Philp Food Limited	31 Arlie Street	Canada
Lasalle
QUEBEC H8R1Z8
CANADA

BPC1 Pty Limited	Level 23	Australia
ACN 101 665 918	56 Pitt Street
SYDNEY NSW 2000
AUSTRALIA

Burns Philp Deutschland GmbH	Wandsbeker	Germany
(Reg No. HRB 65911)	Zollstrasse 59
22041 Hamburg
GERMANY

Executed as an agreement:

Parent

Signed for
Burns, Philp & Company Limited
by its attorney in
the presence of:

Witness	Attorney

Name (please print)	Name (please print)

Initial Borrowers

Signed for
Burns Philp Treasury (Australia) Limited
by its attorney in
the presence of:

Witness	Attorney

Name (please print)	Name (please print)

Signed for
Burns Philp Inc.
by its attorney in
the presence of:

Witness	Attorney

Name (please print)	Name (please print)

Signed for
Burns Philp (New Zealand) Limited
by its attorney in
the presence of:

Witness	Attorney

Name (please print)	Name (please print)

Signed for
Burns Philp Food Limited
by its attorney in
the presence of:

Witness	Attorney

Name (please print)	Name (please print)

Signed for
BPC1 Pty Limited
by its attorney in
the presence of:

Witness	Attorney

Name (please print)	Name (please print)

Signed for
Burns Philp Deutschland GmbH
by its attorney in
the presence of:

Witness	Attorney

Name (please print)	Name (please print)

Facility Agent (on behalf of itself and each Subscriber)

Signed for
Credit Suisse First Boston, Sydney Branch
by its authorised signatories
in the presence of:

Witness	Signature of authorised signatory

Name (please print)	Name (please print)

Signature of authorised signatory

Name (please print)

Annexure A – Deed Poll of Release

Deed Poll of Release

(Australian Security Documents - Completion)

J.P. Morgan Australia Limited
ABN 52 002 888 011

and

Each party listed in schedule 1

MLC Centre Martin Place Sydney New South Wales 2000 Australia
Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
www.freehills.com DX 361 Sydney

SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY SINGAPORE
Correspondent Offices JAKARTA KUALA LUMPUR

Reference JP:ML:APJ:36D

Table of contents

Clause

This Deed Poll of Release

is made on 2004 between the following parties:

1	J.P. Morgan Australia Limited

ABN 52 002 888 011 of Level 32, Grosvenor Place, 225 George Street, Sydney, New South Wales, 2000 as trustee of each Security Trust (Security Trustee)

2	JPMorgan Chase Bank of 4 New York Plaza, 15th Floor, New York, NY 10004 as co-trustee of the trust constituted by the Security Trust Deed (Co-Trustee)

in favour of

3	Each party listed in schedule 1

(each a Release Company)

4	Each of the Continuing Guarantors

Recitals

A.	The Security Trustee and the Co-Trustee hold certain guarantees and securities granted by the Release Companies.

B.	The Security Trustee and the Co-Trustee have agreed to release the Release Property from the Security Documents and to release the Sale Companies from their obligations under the Security Documents on the terms of this deed.

C.	The Security Trustee and the Co-Trustee have obtained all consents, approvals and directions required to execute, deliver and perform this deed.

This deed witnesses

that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

1 Definitions and Interpretation

1.1	Definitions

In this deed:

1998 Guarantee means the Deed of Guarantee and Indemnity dated 28 July 1998 executed by the companies listed in item 1 of schedule 1 thereto (each a guarantor) and the Security Trustee (formerly known as Chase Securities Australia Limited) and includes any document by which any party has acceded to, or assumed the obligations of a guarantor under, that Deed of Guarantee and Indemnity;

ASIC means the Australian Securities and Investments Commission;

Collateral Security means any mortgage, charge, encumbrance, security interest, guarantee, indemnity or other right or obligation held by the Security Trustee or the Co-Trustee (in any capacity) as security for, or to credit enhance, the payment of any of the moneys secured by the Guarantees or the Deeds of Charge;

Continuing Guarantor means any guarantor under the 1998 Guarantee other than a Sale Company;

Deed of Charge means each document listed in schedule 2;

Deed of Debenture Trust means the Deed of Debenture Trust dated 7 March 2003 between the Parent, the entities listed in schedule 1 thereto and the Security Trustee;

Form 312 means an ASIC Form 312 “Notification of discharge or release of property from a charge” in relation to each Deed of Charge that is a registered charge under the Corporations Act appropriately completed and signed on behalf of the Security Trustee;

German Guarantee means the Deed of Guarantee dated 17 June 1999 executed by the companies listed in item 1 of schedule 1 thereto (each a guarantor) and the Security Trustee, and includes any document by which any party has acceded to, or assumed the obligations of a guarantor under, that Deed of Guarantee;

Guarantee means each of:

(a)	the 1998 Guarantee; and

(b)	the German Guarantee;

Parent means Burns, Philp & Company Pty Limited (ABN 65 000 000 359);

Release Property means:

(a)	in relation to a Seller, the property listed in the fourth column of part 1 of schedule 2 for that Seller which is mortgaged, charged or subject to any other encumbrance or security interest under the Security Documents; and

(b)	in relation to a Sale Company, all present and future property of the Sale Company that is on the date of execution and delivery of this deed poll or may (but for this deed poll) after the time of execution and delivery of this deed poll become subject to a Security Document;

Sale Company means each company listed in part 2 of schedule 1;

Security Document means each of the following:

(a)	the Security Trust Deed;

(b)	the Deed of Debenture Trust;

(c)	each Guarantee;

(d)	each Deed of Charge; and

(e)	each Collateral Security;

Security Trust means each of:

(a)	the trust constituted by the Security Trust Deed; and

(b)	the trust constituted by the Deed of Debenture Trust;

Security Trust Deed means the Security Trust Deed dated 28 July 1998 between the Parent and Chase Securities Australia Limited (now known as J.P. Morgan Australia Limited); and

Seller means each company listed in part 1 of schedule 1.

1.2	Interpretation

In this deed headings and bold emphasis are for convenience only and do not affect interpretation and unless the context otherwise requires:

(a)	the singular includes the plural and the converse;

(b)	other grammatical forms of a defined word or phrase have a corresponding meaning;

(c)	a reference to a schedule, part or clause is to a schedule, part or clause of this deed;

(d)	a reference to a party includes its successors and permitted substitutes or assigns;

(e)	a reference to any agreement or document is a reference to the agreement or document as amended, supplemented, varied, novated or replaced from time to time.

2 Release from Security Documents

2.1	Release of Release Property

Each of the Security Trustee and the Co-Trustee releases the Release Property of each Release Company from the Security Documents.

2.2	Release of obligations

(a)	Each of the Security Trustee and the Co-Trustee releases each Sale Company from all of its obligations under the Security Documents.

(b)	Each of the Security Trustee and the Co-Trustee releases each Continuing Guarantor from all of its obligations under the 1998 Guarantee referable to a Sale Company being a “Debtor” under and as defined in the 1998 Guarantee and agrees that each Sale Company ceases to be a “Debtor” under and as defined in the 1998 Guarantee.

2.3	Release time

Each release in clauses 2.1 and 2.2 operates upon the execution and delivery of this deed without the need for any further action or document other than as set out in this deed.

2.4	Confirmation of release of foreign Security Documents

Each of the Security Trustee and the Co-Trustee:

(a)	confirms that each of the releases contemplated by the documents specified in schedule 4 takes effect upon execution and delivery of this deed poll; and

(b)	consents to each Sale Company making, and instructs each Sale Company to make, any necessary filing or recording of such releases in the records of the Sale Company or in any applicable governmental or public register or office.

2.5	Further steps

Each of the Security Trustee and the Co-Trustee agrees to do all things and execute all documents reasonably necessary to give effect to the releases in clauses 2.1 and 2.2, and the releases contemplated by clause 2.4, including but not limited to, delivery of each Form 312.

2.6	Confirmation that will not affect other rights or liabilities

Nothing in this deed affects the obligations of any person to the Security Trustee or the Co-Trustee, or the rights of the Security Trustee or the Co-Trustee against any person except as set out in this clause 2.

3 General

3.1	Governing law and jurisdiction

(a)	This deed is governed by the laws of the Australian Capital Territory.

(b)	Each of the Security Trustee and the Co-Trustee irrevocably submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory.

(c)	Each of the Security Trustee and the Co-Trustee irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)	Each of the Security Trustee and the Co-Trustee irrevocably waives any immunity which that party has or acquires from the jurisdiction of any court or any legal process for any reason including, but not limited to, the service of notice, attachment before judgment, attachment in aid of execution or execution.

3.2	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of the revocation of that attorney’s power of attorney.

Schedule 1 – Release Companies

Part 1 – Sellers

Company Name	ABN
1 Burns, Philp & Company Limited	65 000 000 359
2 Burns Philp Food Holdings Pty Limited	43 000 003 010
3 Burns Philp Overseas Holdings Limited	83 004 474 551
4 Burns Philp Treasury (Australia) Limited	29 003 731 986
5 Goodman Fielder Consumer Foods Pty Limited	35 000 024 546
6 GF Finance Pty Limited	97 009 979 471
7 GF Group Services Pty Limited	22 003 889 996
8 Quality Bakers Australia Pty Limited	45 004 205 449

Part 2 – Sale Companies

Company Name	ABN
Argentina
9 Compania Argentina De Levaduras S.A.I.C.	N/A
10 Sudamericana de Levaduras S.A. de Inversiones	N/A
Australia
11 Burns Philp Camellia Pty Limited	20 003 925 040
12 Burns Philp Food Overseas Holdings Limited	36 000 010 711
13 Burns Philp Food Properties Pty Limited	50 008 443 856
14 Burns Philp Middle East Pty Limited	19 077 288 021
15 Burns Philp Pakistan Pty Limited	80 068 581 653
16 Burns Philp South America Pty Limited	68 072 208 309
17 Burns Philp Technology & Development Pty Limited	85 003 994 241
18 Burns Philp Technology Pty Limited	60 061 602 506
19 Indonesian Yeast Company Pty Limited	24 061 753 026
20 Mauri Fermentation Argentina Pty Limited	13 003 994 312
21 Mauri Fermentation Brazil Pty Limited	54 060 142 038
22 Mauri Fermentation Chile Pty Limited	71 061 325 157
23 Mauri Fermentation China Pty Limited	86 051 675 775
24 Mauri Fermentation India Pty Limited	57 063 797 759
25 Mauri Fermentation Indonesia Pty Limited	87 001 515 617

26 Mauri Fermentation Malaysia Pty Limited	69 051 611 628
27 Mauri Fermentation Philippines Pty Limited	42 068 581 493
28 Mauri Fermentation Vietnam Pty Limited	75 066 107 426
29 Mauri Yeast Australia Pty Limited	68 003 853 656
30 Serrol Ingredients Pty Limited	85 000 241 403
Brazil
31 Burns Philp Brasil Indústria e Comércio de Alimentos Ltda.	N/A
Canada
32 Burns Philp Food Limited	N/A
Colombia
33 Burns Philp Colombia S.A.	N/A
Ecuador
34 Burns Philp Ecuador S.A.	N/A
Germany
35 Burns Philp Deutschland GMBH	N/A
36 Burns Philp Deutschland Export Nahrungsmittel-Vertriebsgesellschaft MbH	N/A
37 Burns Philp Deutschland Grundbesitz GMBH	N/A
38 Deutsche Hefewerke GMBH	N/A
Guatemala
39 Burns Philp Guatemala S.A.	N/A
Netherlands
40 Burns Philp Netherlands European Holdings B.V.	N/A
New Zealand
41 New Zealand Food Industries Limited	N/A
Peru
42 Burns Philp Peru S.A.C.	N/A
Spain
43 Burns Philp Food SA	N/A
U.K.
44 Burns Philp (U.K.) Plc	N/A
U.S.A.
45 Burns Philp Food Inc.	N/A

Uruguay
46 Flodden S.A.	N/A
47 Greensted S.A.	N/A
48 Levadura Uruguaya S.A.	N/A
Venezuela
49 Burns Philp Venezuela, S.A.	N/A

Schedule 2 – Deed of Charge and Release Property

Part 1 – Sellers’ Deeds of Charge and Release Property

1 Burns, Philp & Company Limited

     ABN 65 000 000 359

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial NSW/Vic Charge	658495	(a)	All the right, title and interest of Burns, Philp & Company Limited in the issued shares in Burns Philp Technology Pty Limited (ABN 60 061 602 506).

2 Burns Philp Food Holdings Pty Limited

     ABN 43 000 003 010

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial NSW/Vic Charge	658398	(a)	All the right, title and interest of Burns Philp Food Holdings Pty Limited in the issued shares in Burns Philp Camellia Pty Limited (ABN 20 003 925 040).

		(b)	All the right, title and interest of Burns Philp Food Holdings Pty Limited in the issued shares in Burns Philp Technology & Development Pty Limited (ABN 85 003 994 241).

		(c)	All the right, title and interest of Burns Philp Food Holdings Pty Limited in the issued shares in Mauri Yeast Australia Pty Limited (ABN 68 003 853 656).

2 Initial Territories/ Overseas Charge	658526	(a)	All the right, title and interest of Burns Philp Food Holdings Pty Limited in the trademarks listed in Part 1 of Schedule 3.

3 Burns Philp Overseas Holdings Limited

     ABN 83 004 474 551

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial NSW/Vic Charge	658399	(a)	All the right, title and interest of Burns Philp Overseas Holdings Pty Limited in the issued shares in Burns Philp Food Overseas Holdings Limited (ABN 36 000 010 711).

4 Burns Philp Treasury (Australia) Limited

     ABN 29 003 731 986

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial NSW/Vic Charge	658404	(a)	All the right, title and interest of Burns Philp Treasury (Australia) Limited in any amount owing by Serrol Ingredients Pty Limited.

5 Goodman Fielder Consumer Foods Pty Limited

     ABN 35 000 024 546

ASIC registered
Deed of Charge	charge number		Release Property
1 Initial GF NT/OS Charge	987682 993664	(a)	All the right, title and interest of Goodman Fielder Consumer Foods Pty Limited in the issued shares in Goodman Fielder (Shanghai) Co Limited.

6 GF Finance Pty Limited

     ABN 97 009 979 471

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial GF NT/OS Charge	987705	(a)	All the right, title and interest of GF Finance Pty Limited in the issued shares in GF Investments (Asia)Pte Limited.
	993772

7 GF Group Services Pty Limited

     ABN 22 003 889 996

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial GF NSW/Vic Land #2 Charge	987790	(a)	All the right, title and interest of GF Group Services Pty Limited over the land located at 464-466 Victoria Street, Wetherill Park, New South Wales comprised in Folio Identifier 4/739967.

8 Quality Bakers Australia Pty Limited

     ABN 45 004 205 449

ASIC registered
Deed of Charge	charge number		Release Property
1 Initial GF NSW/Vic on Land Charge	965541 984655	(a)	All the right, title and interest of Quality Bakers Australia Pty Limited in the issued shares in Serrol Ingredients Pty Limited (ABN 85 000 241 403). (b) All the right, title and interest of Quality Bakers Australia Pty Limited in any amount owing by Serrol Ingredients Pty Limited.

2 Initial GF NT/OS Charge	987703 993787	(a)	All the right, title and interest of Quality Bakers Australia Pty Limited in the trademarks listed in Part 2 of Schedule 3.

Part 2 – Sale Companies Deeds of Charge and Release Property

9 Burns Philp Camellia Pty Limited

     ABN 20 003 925 040

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial NSW/Vic Charge	658385	(a)	All of the property of Burns Philp Camellia Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

	ASIC registered
Deed of Charge	charge number		Release Property
2 Initial Other States Charge	658418	(a)	All of the property of Burns Philp Camellia Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3 Initial Territories/Overseas Charge	658528	(a)	All of the property of Burns Philp Camellia Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

10 Burns Philp Food Overseas Holdings Limited

     ABN 36 000 010 711

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial NSW/Vic Charge	658412	(a)	All of the property of Burns Philp Food Overseas Holdings Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2 Initial Other States Charge	658449	(a)	All of the property of Burns Philp Food Overseas Holdings Limited which is mortgaged or charged under the Initial Other States Charge.

3 Initial Territories/ Overseas Charge	658527	(a)	All of the property of Burns Philp Food Overseas Holdings Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

11 Burns Philp Food Properties Pty Limited

     ABN 50 008 443 856

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial NSW/Vic Charge	658388	(a)	All of the property of Burns Philp Food Properties Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2 Initial Other States Charge	658447	(a)	All of the property of Burns Philp Food Properties Pty Limited which is mortgaged or charged under the Initial Other States Charge.

	ASIC registered
Deed of Charge	charge number		Release Property
3 Initial Territories/ Overseas Charge	658496	(a)	All of the property of Burns Philp Food Properties Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

12 Burns Philp Middle East Pty Limited

     ABN 19 077 288 021

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial NSW/Vic Charge	658400	(a)	All of the property of Burns Philp Middle East Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2 Initial Other States Charge	658430	(a)	All of the property of Burns Philp Middle East Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3 Initial Territories/ Overseas Charge	658515	(a)	All of the property of Burns Philp Middle East Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

13 Burns Philp Pakistan Pty Limited

     ABN 80 068 581 653

	ASIC registered
Deed of Charge	charge number		Release Property
1 BPP Charge	904073	(a)	All of the property of Burns Philp Pakistan Pty Limited which is mortgaged or charged under the BPP Charge.

14 Burns Philp South America Pty Limited

     ABN 68 072 208 309

	ASIC registered
Deed of Charge	charge number		Release Property
1 Initial NSW/Vic Charge	658402	(a)	All of the property of Burns Philp South America Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658441	(a)	All of the property of Burns Philp South America Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658516	(a)	All of the property of Burns Philp South America Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

15	Burns Philp Technology & Development Pty Limited

ABN 85 003 994 241

		ASIC registered
	Deed of Charge	charge number	Release Property
1	Initial NSW/Vic Charge	658401	(a)	All of the property of Burns Philp Technology and Development Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658422	(a)	All of the property of Burns Philp Technology and Development Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658511	(a)	All of the property of Burns Philp Technology and Development Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

16	Burns Philp Technology Pty Limited

ABN 60 061 602 506

		ASIC registered
	Deed of Charge	charge number	Release Property
1	Initial NSW/Vic Charge	658406	(a)	All of the property of Burns Philp Technology Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658436	(a)	All of the property of Burns Philp Technology Pty Limited which is mortgaged or charged under the Initial Other States Charge.

		ASIC registered
	Deed of Charge	charge number	Release Property
3	Initial Territories/Overseas Charge	658502	(a)	All of the property of Burns Philp Technology Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

17	Indonesian Yeast Company Pty Limited

ABN 24 061 753 026

		ASIC registered
	Deed of Charge	charge number	Release Property
1	Initial NSW/Vic Charge	658410	(a)	All of the property of Indonesian Yeast Company Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658433	(a)	All of the property of Indonesian Yeast Company Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658509	(a)	All of the property of Indonesian Yeast Company Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

18	Mauri Fermentation Argentina Pty Limited

ABN 13 003 994 312

		ASIC registered
	Deed of Charge	charge number	Release Property
1	Initial NSW/Vic Charge	658390	(a)	All of the property of Mauri Fermentation Argentina Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658431	(a)	All of the property of Mauri Fermentation Argentina Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658501	(a)	All of the property of Mauri Fermentation Argentina Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

19	Mauri Fermentation Brazil Pty Limited

ABN 54 060 142 038

		ASIC registered
	Deed of Charge	charge number		Release Property
1	Initial NSW/Vic Charge	658391	(a)	All of the property of Mauri Fermentation Brazil Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658448	(a)	All of the property of Mauri Fermentation Brazil Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658508	(a)	All of the property of Mauri Fermentation Brazil Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

20	Mauri Fermentation Chile Pty Limited

ABN 71 061 325 157

		ASIC registered
	Deed of Charge	charge number		Release Property
1	Initial NSW/Vic Charge	658411	(a)	All of the property of Mauri Fermentation Chile Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658421	(a)	All of the property of Mauri Fermentation Chile Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658512	(a)	All of the property of Mauri Fermentation Chile Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

21	Mauri Fermentation China Pty Limited

ABN 86 051 675 775

		ASIC registered
	Deed of Charge	charge number		Release Property
1	Initial NSW/Vic Charge	658389	(a)	All of the property of Mauri Fermentation China Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658415	(a)	All of the property of Mauri Fermentation China Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658506	(a)	All of the property of Mauri Fermentation China Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

22	Mauri Fermentation India Pty Limited

ABN 57 063 797 759

		ASIC registered
	Deed of Charge	charge number		Release Property
1	Initial NSW/Vic Charge	658414	(a)	All of the property of Mauri Fermentation India Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658417	(a)	All of the property of Mauri Fermentation India Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658499	(a)	All of the property of Mauri Fermentation India Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

23	Mauri Fermentation Indonesia Pty Limited

ABN 87 001 515 617

		ASIC registered
	Deed of Charge	charge number		Release Property
1	Initial NSW/Vic Charge	658397	(a)	All of the property of Mauri Fermentation Indonesia Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658419	(a)	All of the property of Mauri Fermentation Indonesia Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658504	(a)	All of the property of Mauri Fermentation Indonesia Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

24	Mauri Fermentation Malaysia Pty Limited

ABN 69 051 611 628

		ASIC registered
	Deed of Charge	charge number		Release Property
1	Initial NSW/Vic Charge	658394	(a)	All of the property of Mauri Fermentation Malaysia Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658426	(a)	All of the property of Mauri Fermentation Malaysia Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658532	(a)	All of the property of Mauri Fermentation Malaysia Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

25	Mauri Fermentation Philippines Pty Limited

ABN 42 068 581 493

		ASIC registered
	Deed of Charge	charge number		Release Property
1	Initial NSW/Vic Charge	658396	(a)	All of the property of Mauri Fermentation Philippines Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658425	(a)	All of the property of Mauri Fermentation Philippines Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658503	(a)	All of the property of Mauri Fermentation Philippines Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

26	Mauri Fermentation Vietnam Pty Limited

ABN 75 066 107 426

		ASIC registered
	Deed of Charge	charge number		Release Property
1	Initial NSW/Vic Charge	658405	(a)	All of the property of Mauri Fermentation Vietnam Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658434	(a)	All of the property of Mauri Fermentation Vietnam Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658513	(a)	All of the property of Mauri Fermentation Vietnam Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

27	Mauri Yeast Australia Pty Limited

ABN 68 003 853 656

		ASIC registered
	Deed of Charge	charge number		Release Property
1	Initial NSW/Vic Charge	658413	(a)	All of the property of Mauri Yeast Australia Pty Limited which is mortgaged or charged under the Initial NSW/Vic Charge.

2	Initial Other States Charge	658423	(a)	All of the property of Mauri Yeast Australia Pty Limited which is mortgaged or charged under the Initial Other States Charge.

3	Initial Territories/Overseas Charge	658507	(a)	All of the property of Mauri Yeast Australia Pty Limited which is mortgaged or charged under the Initial Territories/Overseas Charge.

Part 3 — Defined terms

In this schedule:

BPP Charge means the Deed of Charge dated 30 October 2002 between Burns Philp Pakistan Pty Limited (ABN 80 068 581 653) and the Security Trustee;

Initial GF NSW/Vic Land # 2 Charge means the Deed of Charge (NSW/Vic — land # 2) dated 10 September 2003 executed by the companies listed in schedule 1 thereto and the Security Trustee;

Initial GF NSW/Vic Non Land Charge means the Deed of Charge (NSW/Vic — no land) dated 23 June 2003 executed by the companies listed in schedule 1 thereto and the Security Trustee;

Initial GF NT/OS Charge means the Deed of Charge (NT/outside Australia) dated 10 September 2003 as amended and restated on 8 October 2003 executed by the companies listed in schedule 1 thereto and the Security Trustee;

Initial NSW/Vic Charge means the Deed of Charge (NSW/Vic) dated 28 July 1998 executed by the companies listed in schedule 1 thereto and the Security Trustee;

Initial Other States Charge means the Deed of Charge (Queensland, South Australia, Western Australia and Tasmania) dated 28 July 1998 executed by the companies listed in schedule 1 thereto and the Security Trustee as amended by the Amending Deed dated 10 September 2003 executed by the companies listed in schedule 1 thereto and the Security Trustee; and

Initial Territories/Overseas Charge means the Deed of Charge (ACT/NT and outside Australia) dated 28 July 1998 executed by the companies listed in schedule 1 thereto and the Security Trustee.

Schedule 3 – Trademarks

Part 1 - Burns Philp Food Holdings Pty Limited

     ABN 43 000 003 010

Registered no.	Country	Description of trade mark	Class
67633	Australia	Arrow	1
54563	Australia	Volmoyst	30

Part 2 – Quality Bakers Australia Pty Limited

     ABN 45 004 205 449

Registered no.	Country	Description of trade mark	Class
495947	Australia	Serrol Tree and Device	1
495948	Australia	Serrol Tree and Device	30
437551	Canada	Serrol Tree and Device	1
438992	Canada	Serrol Ingredients	1
750057	China	Serrol Ingredients	1
750055	China	Serrol Tree and Device	1
328860	Indonesia	Serrol Tree and Device	1
328859	Indonesia	Serrol Ingredients	1
307088	South Korea	Serrol Tree and Device	10
307087	South Korea	Serrol Ingredients	10
187647	New Zealand	Serrol Tree and Device	1
187648	New Zealand	Serrol Tree and Device	30
187645	New Zealand	Serrol Ingredients	1
187646	New Zealand	Serrol Ingredients	30
656503	Taiwan	Serrol Tree and Device	1
656428	Taiwan	Serrol Ingredients	1
KOR22468	Thailand	Serrol Tree and Device	1
KOR24542	Thailand	Serrol Ingredients	1
1857139	USA	Serrol Tree and Device	1
15724	Vietnam	Serrol Tree and Device	1
15723	Vietnam	Serrol Ingredients	1

Schedule 4 – Foreign releases

Document	Party
Brazil

Termination of the Undertaking of Mutual Obligations Agreement and other Covenants	Burns Philp Brasil Indústria e Comércio de Alimentos Ltda J.P. Morgan Australia Limited Mauri Fermentation Brazil Pty Limited

Colombia

Termination of Undertaking of Mutual Obligations Agreement and other Covenants	Burns Philp Colombia S.A. Burns Philp Food Overseas Holdings Limited Burns Philp South America Pty Ltd J.P. Morgan Australia Limited

Termination of Open Pledge Agreement	Burns Philp Colombia S.A. Burns Philp Food Overseas Holdings Limited Burns Philp South America Pty Ltd German Villamil Pardo J.P. Morgan Australia Limited Jose Luis Suarez Parra Paula Samper Salazar

Letter to cancel the Open Pledge Agreement over the shares of Burns Philp Colombia S.A.	Burns Philp Colombia S.A. J.P. Morgan Australia Limited

Germany

Deed of Release relating to the Security Agreement dated 17 June 1999 as	Burns Philp Deutschland Grundbesitz GmbH

Document	Party
amended by Amendment Agreement dated 29 May 2003	Deutsche Hefewerke GmbH J.P. Morgan Australia Limited

Deed of Release relating to the Partners’ Interest Pledge Agreement dated 17 June 1999 as amended on 29 May 2003	Burns Philp Deutschland Export Nahrungsmittel-Vertriebsgesellschaft mbH Burns Philp Deutschland GmbH Deutsche Hefewerke GmbH J.P. Morgan Australia Limited

Deed of Release relating to the Share Pledge Agreement dated 17 June 1999 as amended on 12 May 2003	Burns Philp Deutschland GmbH J.P. Morgan Australia Limited

Netherlands

Agreement and Deed of Release of Right of Pledge of Intercompany Receivables (loan owing by Burns Philp Netherlands European Holdings B.V.)	Burns Philp Netherlands European Holdings B.V. Burns Philp Treasury (Australia) Limited J.P. Morgan Australia Limited

Agreement and Deed of Release of Right of Pledge of Intercompany Receivables (loan owing by Deutsche Hefewerke GmbH and Co OHG)	Burns Philp Treasury Europe B.V. J.P. Morgan Australia Limited

Agreement and Deed of Release of Right of Pledge of Intercompany Receivables (loan owing by Burns Philp (UK) PLC)	Burns Philp Treasury (Europe) B.V. Burns Philp (UK) PLC J.P. Morgan Australia Limited

Document	Party
New Zealand

Deed of Release relating to the General Security Deed dated 13 March 2003 granted by Burns Philp (New Zealand) Limited in respect of its interest in New Zealand Food Industries Limited	Burns Philp (New Zealand) Limited J.P. Morgan Australia Limited

Deed of Release relating to the General Security Deed dated 13 March 2003 granted by New Zealand Food Industries Limited	New Zealand Food Industries Limited J.P. Morgan Australia Limited

Spain

Deed of Cancellation of Guarantees	Burns Philp Food, S.A. Burns Philp Netherlands European Holdings B.V. J.P. Morgan Australia Limited

United Kingdom

Deed of Release relating to security over certain properties and assets	Burns Philp (U.K.) plc J.P. Morgan Australia Limited

Executed as a deed poll:
Signed sealed and delivered for
J.P. Morgan Australia Limited
by its attorney
in the presence of:

Witness	Attorney

Name (please print)	Name (please print)

Signed sealed and delivered for
JPMorgan Chase Bank
by its attorney
in the presence of:

Witness	Attorney

Name (please print)	Name (please print)